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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 6, 2001

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                                KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


         1-327                                            38-0729500
(Commission File Number)                    (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                   48084
(Address of Principal Executive Offices)                  (Zip Code)

                                 (248) 463-1000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

1. On September 6, 2001, we issued a press release announcing a restructuring of our supply chain operations and related charge to earnings. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. EXHIBITS.

         Exhibit 99.1 September 6, 2001, press release announcing a restructuring of our supply chain operations and related charge to earnings.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KMART CORPORATION
Date:  September 6, 2001                         (Registrant)


                                        By: /s/ Jeffrey Boyer
                                           ------------------------------
                                           Executive Vice President and
                                           Chief Financial Officer


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                                  Exhibit Index


Exhibit Number                              Description
--------------                              -----------
       99.1 September 6, 2001, press release announcing a restructuring of our supply chain operations and related charge to earnings.